united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 4/30/16

Item 1. Reports to Stockholders.

KCM Macro Trends Fund

Annual Report
April 30, 2016

1-877-275-5599
www.KCMTX.com.

Distributed by Northern Lights Distributors, LLC
Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of KCM Macro Trends Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

April 30, 2016

Dear Fellow Shareholders -

The modifications we introduced to our investment strategies in late 2011 continue to serve the KCM Macro Trends Fund (the “Fund”) and its shareholders well.

The Fund is the top-ranked Morningstar Multi-Alternative fund out of 260 funds for the three-year period ended April 30, 2016, based on total return, with an annualized return of 4.92%.†

INVESTMENT PHILOSOPHY

The Fund differs from most mutual funds in that it has a flexible investment policy which allows it to invest globally in all asset classes, long or short, and to hold significant cash positions as a defensive measure. The Fund’s objective is long-term growth of capital. As a secondary goal, the Fund seeks to manage volatility and market risk.

The Fund strives to be nimble and responsive to major market cycle changes by moving out of “Harm’s Way” during recessions and to capitalize on best performing sectors in stronger markets. Said another way, the Fund strives to both “protect and participate” by “de-risking” the portfolio in dangerous markets and “re-risking” or “re-engaging” the portfolio to return generating assets when markets are stronger.

Morningstar classifies the Fund as a Multi-Alternative fund because of its tactical mandate which allows it to move in and out of markets or market sectors based upon the manager’s assessment of potential risk and reward. Many funds must stay invested 100% of the time – even in major down markets. Unlike those funds, the Fund can move to cash or take short positions with the objectives of minimizing risk and/or capitalizing on the new trend.

INVESTMENT STRATEGY

We employ a risk-averse investment strategy predicated on the belief that strong long-term investment results are best achieved through the avoidance of major losses and the compounding of reasonable gains. If we can miss the majority of major market cycle downturns and capture the majority of major cycle upturns, we will not only protect shareholder assets, but the long-term growth of those assets should be substantially greater than market growth.

We look at companies of all sizes and types located around the world. We want the flexibility to invest in great ideas regardless of size and do not see any reason to restrict our investing to “Style Boxes”.

Our focus in the current market environment remains on companies with relatively high earnings (EBITDA) compared to their enterprise value. We also look for high free-cash-flow. Companies with high free-cash-flow usually have the ability to finance their own growth, an attractive attribute in an environment where borrowing may be difficult even for the best

9821 Katy Freeway, Suite 400	OFFICE 713.993.0949	FAX 713.993.0950
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companies. High free-cash-flow also allows companies to maintain and increase their dividends, buy back their own stock or acquire other companies. We also believe that high free-cash-flow companies make attractive acquisition targets.

We also look for growing earnings and sales. Increasing sales can make up for a multitude of problems in recessionary times and are a necessity for long-term growth in stock price. We are looking for growth, and aim for stocks we feel will double their share price in three to five years.

In order to manage risk and volatility during market declines, we are willing to hold high percentages of cash if we feel the market offers more risk of loss than opportunity for gain. Additional risk-management includes hedging market risks through the purchase of securities such as futures or ETFs that move in the opposite direction of the market. Through market downturns, these tools allow us to hold stocks of companies we feel have good long-term growth potential but are temporarily being dragged down by negative market performance. Statistics show that when markets go down, three out of four stocks go down. Therefore, having the ability to hedge against market risk can help reduce potential market losses.

Our objective is to hold a large number of individual stocks with each initial position around 1.5% of the portfolio. We believe diversifying risk among this number of holdings reduces the stock-specific risk of holding too much of a single company. When individual stock positions grow beyond 2% of the portfolio, consideration is given to reducing the position. We will also invest in ETFs which cover most broad market indexes, sectors, countries, real estate, commodities and currencies when we want the Fund to gain exposure to a particular asset class and individual securities may not be attractive.

Our use of fundamental stock analysis combined with technical analysis of the market is then overlaid with our Macro approach to investing. We pay close attention to the strength of the US economy compared to other economies around the world as well as the growth or decline in the value of different world currencies. Geopolitical risk is also considered in picking or holding stocks. We currently favor the United States.

INVESTMENT PROCESS & PERFORMANCE

Our investment approach worked very well during the 2008-2009 “Financial Crisis” when the Fund missed 67.5% of the market downturn as measured by the decline in the S&P 500 Index from its market high following the Fund’s August 2008 Inception Date through its market bottom on March 9, 2009. During this period, the S&P 500 Index was down 44.92%; the Fund was down 14.61%.

In 2009, the Fund was up 26.16% vs. 26.45% for the S&P 500. We were particularly happy with this result in that the Fund was able to move from a defensive position to a growth position in a timely manner.

The 2011-2012 time-period presented a different market environment due in part to the Greek economic failure, “Flash Crash” and U.S. debt down grade. The Fund underperformed during this period. Basically, we were too conservative and underexposed to the market when it rebounded. Since implementing modifications to our investment process we have captured much of the market’s climb.

In summary, we deployed a 3-step investment process that combines technical and fundamental strategies. We first measure trend strength (breadth and momentum) using proprietary models to determine our equity allocation to the Fund. If the market trend is strong to the upside we will overweight equities. If it is not, we will underweight equities, hold bonds or move to cash in accordance with the measurement. This step is supported by our global macro views.

In the second step we use proprietary systems that include relative rotational graphs to determine where (country, region, industry and sector) and in what securities we want to be invested. This measurement is similarly supported by our global macro study. As noted, we currently favor the United States.

The process concludes with security selection. Here we employ both fundamental and technical analysis. On the fundamental side we study traditional metrics such as earnings, revenues, cash flow, etc. We then use a proprietary ranking system to find securities that align with step two and which we believe have long-term potential for the overall portfolio. On the technical side we use metrics such as relative strength and MACD to identify attractive historically reliable opportunity.

Our investment strategy and process has worked well over the last three years relative to its peer group as demonstrated by the Fund’s top 1% category rank. Although the Fund underperformed the broader markets over the last year, it did keep pace with its HFRI benchmark which includes flexible strategies similar to the Fund.

The performance data quoted here represents past performance and is not a guarantee of future results. Performance current to the most recent month-end may be lower or higher and can be obtained by calling 1-800-945-2125. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. As of the most recent prospectus dated August 28, 2015, the Fund’s total annual operating expense ratio is 1.61% and 2.36% for share classes R-1 and R-2 respectively.

The last twelve months were in our opinion extremely challenging for all but long-only domestic equity and bond strategies; yet they managed total returns (dividends included) of just 0.03 and 2.86%, respectively, as measured by the SPY and AGG market index ETFs. Indeed, had it not been for the market’s historically best rebounds of 12.23% in October 2015 and 15.49% in

March 2016, after their first true corrections since 2009, the relative picture would be much different. This is particularly true for the Fund which took market neutral to reduced equity positions during the January – March 2016 period in an effort to protect capital from what at the time seemed ominous. Had the Fund remained fully exposed to equities throughout this period its total return could have been higher.

IN CLOSING

We feel that the ability to utilize all available investment tools and styles enhances our ability to preserve and grow client portfolios. A substantial portion of our personal net worth is invested in the Fund to align our interests with our client’s interests. We sincerely appreciate the trust and confidence of our investors and believe that our approach to investing will add value to every client’s long-term financial well being.

Martin L. Kerns, II

Parker Binion

Kerns Capital Management, Inc.

†	Morningstar, Inc. All rights reserved. Morningstar is an independent provider of financial information. Morningstar performance rankings are based on total return without sales charge relative to all share classes of mutual funds with similar objectives and determined by Morningstar. Past performance and ranking are not indicative of future results.

The KCM Macro Trends Fund ranks in the top 22% of 145 funds in Morningstar’s Multi-Alternative category for the five year period ended April 30, 2016.

Mutual Funds involve risk including possible loss of principal. Investors should carefully consider the investment objectives, risks, charges and expenses of the KCM Macro Trends Fund before investing. The Fund may invest in small, less well-known companies, which may be subject to more erratic market movements than large-cap stocks; foreign securities, which are subject to currency fluctuations and political uncertainty; and derivative securities, which may carry market, credit, and liquidity risks. The Fund may also engage in short selling activities, which are more risky than “long” positions because the potential loss on a short sell is unlimited. The Fund may use leveraging and/or hedging techniques that could fail if changes in the value of the derivative do not correlate with the securities being hedged. These risks may result in greater share price volatility. This and other important information about the Fund is contained in the prospectus, which can be obtained on the Advisor’s website or by calling 1-800-945-2125. The prospectus should be read carefully before investing. The KCM Macro Trends Fund is distributed by Northern Lights Distributors, LLC. Kerns Capital Management, Inc. and Northern Lights Distributors, LLC are not affiliated.

Multialternative Category Funds offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies, including long/short strategies, and can include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

The HFRI Equity Index is an unmanaged index designed to measure daily performance representative of long-short equity hedge funds. Source: Hedge Fund Research, Inc. Unmanaged index returns do not reflect any fees, expenses or sales charges.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Hedge: Making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract or inverse ETF.

3466-NLD-6/2/2016

KCM Macro Trends Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

Comparison of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2016

	One	Three	Five	Since Inception	Since Inception
	Year	Year	Year	(August 4, 2008)	(April 2, 2009)
KCM Macro Trends Fund- Class R-1*	(7.50)%	4.92%	2.43%	4.62%	N/A
KCM Macro Trends Fund- Class R-2**	(8.22)%	4.18%	1.69%	N/A	4.96%
HFRX Equity Hedge Index***	(8.05)%	1.37%	(5.73)%	(11.51)%	1.38%

*	Class R-1 commenced operations on August 4, 2008.

**	Class R-2 commenced operations on April 2, 2009.

***	The HFRX Equity Hedge Index is an unmanaged index designed to measure daily performance representative of long-short equity hedge funds. Indices are adjusted for the reinvestment of capital gains and income dividends. Investors cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s total gross annual operating expenses, including underlying funds, are 1.61% for Class R-1 and 2.36% for Class R-2 per the prospectus dated August 28, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of fund shares. For performance information current to the most recent month-end, please call 1-877-275-5599.

PORTFOLIO COMPOSITION^

^	Based on total portfolio market value as of April 30, 2016.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

KCM Macro Trends Fund
PORTFOLIO OF INVESTMENTS
April 30, 2016

Shares	Security	Value
	COMMON STOCK - 60.0%
	AGRICULTURE - 2.0%
17,000	Philip Morris International, Inc.	$1,668,040

	APPAREL - 1.2%
23,500	Under Armour, Inc. *	1,032,590

	BANKS - 6.0%
163,700	Huntington Bancshares, Inc.	1,646,822
18,900	The PNC Financial Services Group, Inc.	1,659,042
38,600	US Bancorp	1,647,834
		4,953,698
	BUILDING MATERIALS - 1.2%
16,700	US Concrete, Inc.	1,031,392

	COMMERCIAL SERVICES - 2.0%
32,300	Total System Service, Inc.	1,651,822

	COMPUTERS - 1.9%
95,700	Hewlett Packard Enterprise Co	1,594,362

	COSMETICS/PERSONAL CARE - 2.0%
20,600	The Proctor & Gamble Co.	1,650,472

	ELECTRONICS - 1.9%
83,700	Corning, Inc.	1,562,679

	FOOD - 2.0%
37,100	ConAgra Foods, Inc.	1,653,176

	GAS - 2.0%
79,000	CenterPoint Energy, Inc.	1,694,550

	HEALTHCARE-PRODUCTS - 2.0%
8,000	CR Bard, Inc.	1,697,360

	HOUSEHOULD PRODUCT/WARES - 2.0%
13,400	Kimberly-Clark Corp.	1,677,546

	INSURANCE - 4.0%
16,000	Aon PLC	1,681,920
49,300	Unum Group	1,686,553
		3,368,473
	INTERNET - 4.4%
68,000	eBay, Inc. *	1,661,240
16,800	Facebook, Inc. *	1,975,344
		3,636,584
	MACHINERY-DIVERSIFIED - 1.5%
15,000	Deere & Co.	1,261,650

	MEDIA - 1.9%
59,100	Discovery Communications Inc. *	1,614,021

	MINING - 2.2%
53,400	Newmont Mining Corp	1,867,398

	MISCELLANEOUS MANUFACTURERS - 2.0%
10,000	3M Co.	1,673,800

See accompanying notes to financial statements.

KCM Macro Trends Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares	Security	Value

	PHARMACEUTICALS - 2.0%
22,800	Express Scripts Holding Co.	$1,681,044

	RETAIL - 6.0%
37,100	Kohl’s Corp.	1,643,530
41,600	Macy’s, Inc.	1,646,944
12,500	The Home Depot, Inc.	1,673,625
		4,964,099
	SEMICONDUCTORS - 2.0%
23,200	KLA-Tencor Corp.	1,622,608

	SOFTWARE - 1.9%
54,200	CA, Inc.	1,607,572

	TELECOMMUNICATIONS - 3.9%
70500	Juniper Networks, Inc.	1649700
31,000	Verizon Communications, Inc.	1,579,140
		3,228,840
	TRANSPORTATION - 2.0%
18,100	Norfolk Southern, Corp.	1,630,991

	TOTAL COMMON STOCK (Cost - $49,440,263)	50,024,767

	EXCHANGE-TRADED FUNDS - 36.1%
	DEBT FUND - 9.7%
62,600	iShares 20+ Year Treasury Bond ETF	8,099,188

	EQUITY FUND - 26.4%
37,600	Energy Select Sector SPDR Fund	2,538,376
167,483	Guggenheim Defensive Equity ETF	6,240,417
220,000	Technology Select Sector SPDR Fund	9,268,600
55,500	Utilities Select Sector SPDR Fund	2,687,310
50,000	VanEck Vectors Gold Miners ETF *	1,291,500
		22,026,203

	TOTAL EXCHANGE-TRADED FUNDS (Cost - $30,115,199)	30,125,391

	SHORT-TERM INVESTMENT - 4.0%
3,304,949	Short-Term Investments Trust - Liquid Assets Portfolio - Cash Management Class, 0.36%**	3,304,949
	TOTAL SHORT-TERM INVESTMENT (Cost - $3,304,949)

	TOTAL INVESTMENTS - 100.1% (Cost - $82,860,411) (a)	$83,455,107
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(103,820)
	NET ASSETS - 100.0%	$83,351,287

* -	Non-income producing security.

** -	Money Market Fund; interest rate reflects seven-day effective yield on April 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $83,022,955 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,658,920
Unrealized depreciation	(1,226,768)
Net unrealized appreciation	$432,152

KCM Macro Trends Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2016

ASSETS
Investment securities:
At cost	$82,860,411
At value	83,455,107
Receivable for Fund shares sold	939
Dividends and interest receivable	28,761
Prepaid expenses and other assets	18,573
TOTAL ASSETS	83,503,380

LIABILITIES
Fund shares repurchased	26,904
Investment advisory fees payable	71,834
Distribution (12b-1) fees payable	17,970
Payable to Related Parties	11,298
Accrued expenses and other liabilities	24,087
TOTAL LIABILITIES	152,093
NET ASSETS	$83,351,287

Net Assets Consist Of:
Paid in capital	$80,545,312
Accumulated net investment loss	(116,995)
Accumulated net realized gain from security transactions	2,328,274
Net unrealized appreciation of investments	594,696
NET ASSETS	$83,351,287

Class R-1
Net Assets	$83,291,099
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,204,179
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$11.56

Class R-2
Net Assets	$60,188
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,450
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$11.04

See accompanying notes to financial statements.

KCM Macro Trends Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2016

INVESTMENT INCOME
Dividends (less $42 in foreign taxes)	$1,085,765
Interest	41,520
TOTAL INVESTMENT INCOME	1,127,285

EXPENSES
Investment advisory fees	900,476
Distribution (12b-1) fees
Class R-1	224,850
Class R-2	1,076
Administrative services fees	93,869
Accounting services fees	37,074
Transfer agent fees	31,402
Registration fees	24,065
Professional fees	16,057
Legal fees	15,945
Audit fees	13,100
Printing and postage expenses	12,157
Trustees’ fees and expenses	10,421
Custodian fees	10,028
Insurance expense	3,009
Other expenses	898
TOTAL EXPENSES	1,394,427

NET EXPENSES	1,394,427

NET INVESTMENT LOSS	(267,142)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	2,871,615
Net change in unrealized depreciation of investments	(9,828,102)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(6,956,487)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(7,223,629)

See accompanying notes to financial statements.

KCM Macro Trends Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
FROM OPERATIONS:
Net investment loss	$(267,142)	$(401,590)
Net realized gain from investments	2,871,615	1,148,401
Net change in unrealized appreciation (depreciation) of investments	(9,828,102)	5,876,104
Net increase (decrease) in net assets resulting from operations	(7,223,629)	6,622,915

DISTRIBUTIONS TO SHAREHOLDERS:
Class R-1:
From net investment income ($0.02 and $0.05 per share, respectively)	(163,320)	(319,540)
From net capital gains ($0.05 and $1.02 per share, respectively)	(359,603)	(7,043,707)
Class R-2:
From net capital gains ($0.05 and $1.02 per share, respectively)	(460)	(8,989)
Net decrease in net assets from distributions to shareholders	(523,383)	(7,372,236)

FROM SHARES OF BENEFICIAL INTEREST:
Class R-1:
Proceeds from shares sold	14,056,066	21,076,848
Reinvestment of dividends	516,832	7,300,542
Payments for shares redeemed	(16,796,749)	(13,036,458)
	(2,223,851)	15,340,932
Class R-2:
Reinvestment of dividends	460	8,989
Payments for shares redeemed	(46,892)	(3,303)
	(46,432)	5,686

Net increase (decrease) in net assets from shares of beneficial interest	(2,270,283)	15,346,618

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,017,295)	14,597,297

NET ASSETS
Beginning of Year	93,368,582	78,771,285
End of Year*	$83,351,287	$93,368,582

* Includes accumulated net investment loss of:	$(116,995)	$(211,966)

SHARE ACTIVITY
Class R-1
Shares sold	1,141,446	1,606,362
Shares reinvested	43,395	598,896
Shares redeemed	(1,400,775)	(1,013,347)
Net increase (decrease) in shares of beneficial interest outstanding	(215,934)	1,191,911

Class R-2
Shares reinvested	40	765
Shares redeemed	(4,182)	(257)
Net increase (decrease) in shares of beneficial interest outstanding	(4,142)	508

See accompanying notes to financial statements.

KCM Macro Trends Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class R-1
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012

Net asset value, beginning of year	$12.57	$12.63	$12.12	$10.94	$12.44
Activity from investment operations:
Net investment income (loss) (1)	(0.04)	(0.06)	(0.09)	0.03	(0.09)
Net realized and unrealized gain (loss) on investments	(0.90)	1.07	1.92	1.17	(1.41)
Total from investment operations	(0.94)	1.01	1.83	1.20	(1.50)
Less distributions:
From net investment income	(0.02)	(0.05)	(0.03)	(0.02)	—
From net capital gains	(0.05)	(1.02)	(1.29)	—	—
Total distributions	(0.07)	(1.07)	(1.32)	(0.02)	—
Net asset value, end of year	$11.56	$12.57	$12.63	$12.12	$10.94
Total return (2)	(7.50)%	8.22%	15.38%	11.02%	(12.06)%
Net assets, end of year (000s)	$83,291	$93,253	$78,660	$60,395	$83,210
Ratio of expenses to average net assets (3)	1.55%	1.55%	1.60%	1.60%	1.52%
Ratio of net investment income (loss) to average net assets (4)	(0.30)%	(0.45)%	(0.71)%	0.26%	(0.79)%
Portfolio turnover rate	437%	183%	272%	240%	862%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Assumes reinvestment of all dividends and distributions, if any.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

KCM Macro Trends Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class R-2
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012

Net asset value, beginning of year	$12.08	$12.22	$11.82	$10.74	$12.29
Activity from investment operations:
Net investment loss (1)	(0.16)	(0.15)	(0.18)	(0.03)	(0.16)
Net realized and unrealized gain (loss) on investments	(0.83)	1.03	1.87	1.11	(1.39)
Total from investment operations	(0.99)	0.88	1.69	1.08	(1.55)
Less distributions:
From net capital gains	(0.05)	(1.02)	(1.29)	—	—
Total distributions	(0.05)	(1.02)	(1.29)	—	—
Net asset value, end of year	$11.04	$12.08	$12.22	$11.82	$10.74
Total return (2)	(8.22)%	7.42%	14.59%	10.06%	(12.61)%
Net assets, end of year (000s)	$60	$116	$111	$138	$414
Ratio of expenses to average net assets (3)	2.30%	2.30%	2.35%	2.34%	2.24%
Ratio of net investment loss to average net assets (4)	(1.37)%	(1.19)%	(1.45)%	(0.32)%	(1.51)%
Portfolio turnover rate	437%	183%	272%	240%	862%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Assumes reinvestment of all dividends and distributions, if any.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

1.	ORGANIZATION

The KCM Macro Trends Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term growth of capital. The Fund offers two classes of shares designated as Class R-1 and Class R-2. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. Class R-1 commenced operations on August 4, 2008, and Class R-2 commenced operations on April 2, 2009.

Class R-1 shares and Class R-2 shares are offered at net asset value.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end investment companies.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016

readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2016 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$50,024,767	$—	$—	$50,024,767
Exchange-Traded Funds	30,125,391	—	—	30,125,391
Short-Term Investment	3,304,949	—	—	3,304,949
Total	$83,455,107	$—	$—	$83,455,107

The Fund did not hold any Level 2 or 3 securities during the period.

There were no transfers between Levels during the period presented. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

*	Please refer to the Portfolio of Investments for industry classifications.

Exchange Traded Funds (“ETFs”) – The Fund may invest in exchange traded funds. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016

dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. There are risks of owning the underlying securities the ETFs are designed to track, and the lack of liquidity of an ETF may result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended April 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $333,228,260 and $332,703,172, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / RELATED PARTY TRANSACTIONS

Kerns Capital Management, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an advisory agreement between the Trust and the Advisor, with respect to the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended April 30, 2016, the Fund incurred $900,476 of advisory fees.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board of the Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plans for Class R-1 and Class R-2 shares (the “Plans”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Fund may pay up to 0.25% and 1.00% of its average daily net assets for Class R-1 shares and Class R-2 shares, respectively. For the year ended April 30, 2016, pursuant to the Plans, Class R-1 shares paid $224,850 and Class R-2 shares paid $1,076.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016

Northern Lights Compliance Services, LLC (“NLCS”) NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended April 30, 2016 and April 30, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2016	April 30, 2015
Ordinary Income	$—	$6,243,785
Long-Term Capital Gain	523,383	1,128,451
Return of Capital	—	—
	$523,383	$7,372,236

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$2,490,818	$(116,995)	$—	$—	$432,152	$2,805,975

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $116,995.

Permanent book and tax differences, primarily attributable to net operating losses, the reclass of Fund distributions, and adjustments for partnerships, resulted in reclassifications for the Fund for the fiscal year ended April 30, 2016 as follows:

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(368,684)	$525,433	$(156,749)

6.	NEW ACCOUNTING PRONOUCNMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), modifying ASC 946 “Financial Services – Investment Companies. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

KCM Macro Trends Fund

We have audited the accompanying statement of assets and liabilities of KCM Macro Trends Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of KCM Macro Trends Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 27, 2016

KCM Macro Trends Fund

EXPENSE EXAMPLES

April 30, 2016 (Unaudited)

As a shareholder of the KCM Macro Trends Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the KCM Macro Trends Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expense Paid
	Account Value	Account Value	Expense	During Period*
	11/1/15	4/30/16	Ratio	11/1/15 - 4/30/16
Actual
Class R-1	$1,000.00	$955.40	1.55%	$7.54
Class R-2	$1,000.00	$952.50	2.30%	$11.17
Hypothetical
(5% return before expenses)
Class R-1	$1,000.00	$1,017.16	1.55%	$7.77
Class R-2	$1,000.00	$1,013.43	2.30%	$11.51

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended April 30, 2016 (182) divided by the number of days in the fiscal year (366).

KCM Macro Trends Fund

SUPPLEMENTAL INFORMATION (Unaudited)

KCM Macro Trends Fund * – Adviser: Kerns Capital Management, Inc.

In connection with the regular meeting held on December 8-9, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Kerns Capital Management, Inc. (“Kerns Capital”) and the Trust, with respect to KCM Macro Trends Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Kerns Capital, founded in 1994 as a fee based investment advisory firm, manages approximately $190 million in assets, offering investment management, fiduciary advice, and retirement planning services to high net worth individuals, investment companies, corporations, trusts, pension and profit sharing plans, and retirement plans. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Fund, taking into consideration their education and their financial industry experience. The Trustees noted that Kerns Capital added a new portfolio manager with 20 years of investment experience to the investment team in September 2015. The Trustees observed that Kerns Capital’s investment process consists of research and analysis of specific countries, regions, industries, and companies of all capitalizations examining for trends, market biases, and future expectations in order to build and manage the portfolio. The Trustees acknowledged that Kerns Capital demonstrates a focus on risk management by attempting to mitigate risks by trading in highly liquid diverse securities, limiting leverage to periods when the market trend is strong, removing leverage when momentum weakens, utilizing stop-loss orders to protect gains, adding a temporary hedge strategy to protect the investment during market corrections, and shifting up to 100% of the portfolio to cash when a defensive strategy is mandated. The Trustees considered Kerns Capital’s methods of monitoring compliance and evaluating broker-dealers, as well as Kerns Capital’s compliance and litigation history. The Trustees noted that Kerns Capital has remained consistent with its investment process through the years and its focus on risk management has thus far limited large drawdowns, which is also consistent with its goal to conserve capital during volatile markets. The Trustees commented that Kerns Capital has added resources to the firm, demonstrating its commitment to support its growth. The Trustees concluded that Kerns Capital should continue to provide a high level of quality service to the Fund for the benefit of the shareholders.

KCM Macro Trends Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Performance. The Trustees reviewed the performance of the Fund over the 1-year, 2-year, 3-year, and 5-year periods, noting that the Fund underperformed its benchmark index, its peer group average, and the Multialternative Morningstar category average over the 1-year period, while outperforming each metric over all other periods. They noted that the Fund has exhibited a higher standard deviation than its benchmarks as well, contributing to the Fund’s underperformance in the third quarter of 2015. The Trustees concluded that Kerns Capital was successfully pursuing the Fund’s objective and performance has been acceptable.

Fees and Expenses. The Trustees noted that the 1.00% management fee and 1.61% net expense ratio for the Fund were lower than the average fee and net expense ratio charged by funds in its peer group, and lower than the Morningstar category averages. They considered that Kerns Capital receives 12b-1 fees for reimbursement of distribution expenses, and soft dollar credits used to pay for proprietary research created and developed by various providers. The Trustees concluded that the advisory fee was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees concluded that based on the current asset level of the Fund, economies of scale had not been achieved to an extent necessary to warrant breakpoints. They further noted that Kerns Capital had indicated that it was not inclined to further reduce fees because its fees already represent a value to shareholders as the fees are lower than the averages of its peers. After discussion, it was the consensus of the Trustees that while material economies of scale had not been reached at this time, the issue would be revisited as the size of the Fund materially increases.

Profitability. The Trustees noted that based on the profitability analysis provided by Kerns Capital, Kerns Capital is reasonably profitable, in terms of both dollar amount and percentage, before consideration of distribution expenses. After further discussion, the Trustees concluded that Kerns Capital was not earning excessive profits from its relationship with the Fund.

Conclusion. Having requested and received such information from Kerns Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that they were satisfied with the services provided by Kerns Capital, and that the advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the Trust and the shareholders of the KCM Macro Trends Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

KCM MACRO TRENDS FUND

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

KCM MACRO TRENDS FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-275-5599.

4/30/16 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-275-5599 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-275-5599.

INVESTMENT ADVISOR
Kerns Capital Management, Inc.
9821 Katy Freeway, Suite 400
Houston, TX 77024

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2016 - $13,800

2015 – $13,500

2014 – $19,900

(b)	Audit-Related Fees
2016 – None

2015 – None

2014 – None

(c)	Tax Fees

2016 - $3,000

2015 – $3,000

2014 – $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $3,000
2015 - $3,000
2014 - $3,100

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 7/6/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 7/6/16

By (Signature and Title)

/s/Kevin Wolf

Kevin Wolf, Principal Financial Officer

Date 7/6/16